Exhibit 99.1

Contact:	Gary Wehrle	Pacific Crest Capital, Inc.
	Chief Executive Officer	30343 Canwood Street
	818-865-3300	Agoura Hills, CA 91301

NEWS

PACIFIC CREST CAPITAL, INC. REPORTS 27% INCREASE IN SECOND QUARTER 2003 DILUTED EPS AND DECLARES 67% INCREASE IN CASH DIVIDEND TO $0.10 PER COMMON SHARE FOR THIRD QUARTER 2003

Agoura Hills, California, July 17, 2003...Pacific Crest Capital, Inc. (Nasdaq NM-PCCI) today reported that net income for the second quarter ended June 30, 2003 was $2,198,000, or $0.42 per share on a diluted basis, a 27.3% increase in diluted earnings per share over the $0.33 per share reported for the comparable quarter in 2002.  For the six-month period ended June 30, 2003, net income rose to $4,327,000, or $0.81 per share on a diluted basis, a 32.8% increase over the $0.61 per share reported for the comparable six-month period in 2002.

Annualized return on average common equity was 20.6% for the second quarter ended June 30, 2003 and 20.0% for the six-month period ended June 30, 2003.

The Company announced that its Board of Directors has approved a $0.10 per common share cash dividend for the third quarter of 2003, a 67% increase over the $0.06 paid in the second quarter of 2003, and a 100% increase over the $0.05 per common share paid in the third quarter of 2002.   The $0.10 per share cash dividend will be paid on Friday, September 12, 2003 to shareholders of record as of Friday, August 29, 2003.   Commenting on the cash dividend increase, Gary Wehrle, Chief Executive Officer, stated, “The Board approved this substantial cash dividend increase in view of the new federal tax law that reduced the maximum income tax on cash dividends to 15%.  Cash dividends are now much more tax efficient for shareholders.”

Commenting on the financial results for the first six months of 2003, Mr. Wehrle stated, “We are pleased with the year-to-date diluted earnings per share increase of 32.8% and the annualized return on average common equity of 20.0%, as well as the fact that there were no loan charge-offs in the first half of 2003.”  He added, “The low interest rate environment and the sluggish economy has resulted in a slight 1.6% decline in loans during the first six months of 2003, from $456.1 million at December 31, 2002 to $448.8 million at June 30, 2003.  During the first six months of 2003, the Company continued to underwrite new adjustable rate income property loans with high debt service coverage ratios, generally 1.5x to 2.0x, in order to help insulate borrowers and Pacific Crest Bank from potential loan defaults caused by rising interest rates in the future.”

Robert Dennen, Chief Financial Officer stated, “The Company sold $5.7 million in SBA 7(a) loans during the second quarter of 2003 as part of its recurring SBA loan sales program, and recorded a pre-tax gain on sale of $476,000.  The Company’s SBA 7(a) and 504 loan originations in the second quarter of 2003 totaled $6.7 million, as compared to $3.2 million in the immediately preceding quarter.”

Mr. Dennen added, “There were two income statement items recorded during the second quarter of 2003 that were non-operating in nature.  First, the Company redeemed $7,250,000 of its 9.375% Trust Preferred Securities in order to reduce future interest expense and recorded a pre-tax charge of $359,000 in order to expense the pro-rata portion of deferred issuance costs related to these securities.  Second, the Company sold $20.2 million of its U.S. agency mortgage-backed securities and recorded a pre-tax gain of $496,000.”

In reviewing asset quality, Lyle Lodwick, Executive Vice President, stated, “Asset quality remains excellent. There were no net credit losses for the six-month period ended June 30, 2003.  Of the $1,280,000 reported as non-accrual loans at June 30, 2003, $316,000 was represented by a loan that paid off in early July of 2003, without loss, and of the remaining balance of $964,000, there is $747,000 that is fully guaranteed by the SBA under the Company’s SBA 7(a) loan program.”

The Company further reported that it repurchased 245,400 shares of its common stock in the second quarter of 2003 at an average price of $19.31 per share.  In the first six months of 2003, the Company repurchased 300,908 shares at an average price of $18.85.

Commenting on the Company’s corporate governance practices, Mr. Wehrle stated, “Impeccable ethical practices and avoidance of conflicts of interest have always been at the foundation of the Company’s relationships with shareholders, customers, and employees.  We are very pleased that during the second quarter of 2003, Institutional Shareholder Services (“ISS”), a leading provider of proxy voting and corporate governance services, gave Pacific

Crest Capital, Inc. a 99.8% corporate governance rating.  Based on the ISS rating system, the Company’s corporate governance practices are superior to over 99% of all public companies tracked by ISS.  The Company has no relationship with ISS and has never purchased any services from them.”

The Company previously announced in a press release dated July 16, 2003 that Pacific Crest Bank has been awarded “Preferred Lender” (“PLP”) status for the Fresno, California SBA District and the Phoenix, Arizona SBA District.  PLP status is the highest designation that the U.S. Small Business Administration (“SBA”) awards lenders.  Pacific Crest Bank is now a PLP lender in all of the SBA Districts that comprise the entire states of California, Arizona, and Oregon.  Tony Parker, Senior Vice President and SBA Lending Manager, noted, “Preferred Lenders have authority from the SBA to approve their own SBA loans without going through the SBA for approval, and this results in superior customer service.  It also enables the Company to recruit experienced and successful SBA business development officers, since they strongly prefer working for companies that have PLP status.  Achieving that status in the entire states of California, Arizona, and Oregon should be particularly beneficial in attracting talent and originating loans for the Company.  Our goal remains to build our SBA loan origination activity substantially over the next several years.”

The Company previously reported that it had issued $19,330,000 of new Trust Preferred Securities in two separate private placement offerings in March and April of 2003.  The March issue was for $13,330,000, with a fixed interest rate of 6.335% for the first five years of its 30 year term, after which the interest rate will float and re-set quarterly at the three-month Libor rate plus 3.25%.  The April issue was for $6,000,000, with a fixed interest rate of 6.58% for the first five years of its 30 year term, after which interest will float and re-set quarterly at the three-month Libor rate plus 3.15%.  In June of 2003, the Company utilized $7,250,000 of the proceeds from these Trust Preferred Securities offerings to retire a portion of its outstanding 9.375% Trust Preferred Securities.  As a result of these transactions, the Company’s total Trust Preferred Securities rose from $17,250,000 at December 31, 2002 to $29,330,000 at June 30, 2003, an increase of $12,080,000, or 70.0%.  Mr. Dennen commented, “The $12,080,000 increase in Trust Preferred Securities provides additional capital at favorable fixed interest rates to support future growth.”

Pacific Crest Capital, Inc. is a bank holding company that conducts business primarily through its wholly owned subsidiary, Pacific Crest Bank (“Bank”).  Since its establishment in

1974, Pacific Crest Bank has operated as a specialized business bank providing exceptional service to California’s small businesses, entrepreneurs, and investors.  Products offered include customized loans on income producing real estate, business loans under the U.S. Small Business Administration (“SBA”) 7(a) and 504 loan programs, lines of credit and term loans to businesses and professionals, and specialized FDIC-insured savings and checking account programs. The Bank is an SBA “Preferred Lender” in California, Oregon, and Arizona.  Pacific Crest Bank is headquartered in Agoura Hills, California, operates three California full-service branches located in Beverly Hills, Encino, and San Diego, and provides loan production services primarily throughout California and Oregon.

Previously released Company press releases, reports filed with the Securities and Exchange Commission, and other information is available on the Company’s website at www.paccrest.com.

Certain matters discussed in this news release constitute forward-looking statements under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act.  Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance, or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements.  These risks include, but are not limited to, general economic conditions nationally and in California, unanticipated credit losses in the Company’s loan portfolio, rapid changes in interest rates, possible future terrorist acts, possible future changes in government sponsored SBA programs, and other risks discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, which has been filed with the Securities and Exchange Commission.

# # #

PACIFIC CREST CAPITAL, INC.

SELECTED FINANCIAL DATA

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
(Dollars in thousands, except per share data)	2003	2002	% Change	2003	2002	% Change
Earnings and Dividends:
Net income	$2,198	$1,743	26.10%	$4,327	$3,266	32.49%
Diluted earnings per share	0.42	0.33	27.27%	0.81	0.61	32.79%
Cash dividends per share	0.06	0.04	50.00%	0.11	0.08	37.50%

Performance Ratios:
Return on average equity (1)(2)	20.64%	17.48%		19.96%	16.68%
Return on average assets (1)	1.43%	1.27%		1.43%	1.19%
Net interest rate spread (3)	3.90%	3.94%		4.04%	3.76%
Net interest margin (4)	4.06%	4.22%		4.22%	4.06%
Operating expense to average assets (1)(5)	2.23%	2.43%		2.24%	2.33%
Efficiency ratio (6)	47.89%	50.69%		47.74%	51.56%

Average Balances:
Average shareholders’ equity	$44,265	$39,946	10.81%	$44,834	$39,176	14.44%
Average realized shareholders’ equity (2)	42,604	39,889	6.81%	43,357	39,169	10.69%
Average total assets	613,410	547,667	12.00%	606,117	549,586	10.29%

Loan Activity:
Loan originations	$23,797	$34,397	(30.82)%	$51,969	$56,951	(8.75)%
Loan sales - SBA	6,430	3,391	89.62%	11,073	3,391	226.54%

Allowance for Loan Losses Activity:
Allowance at beginning of period	$8,635	$8,376		$8,585	$7,946
Provision for loan losses	50	150		100	250
Net (charge-offs) recoveries:
Charge-offs	—	—		—	—
Recoveries	—	3		—	333
Total net (charge-offs) recoveries	—	3		—	333
Allowance at end of period	$8,685	$8,529		$8,685	$8,529
Annualized net (charge-offs) recoveries to average loans	0.00%	0.00%		0.00%	0.14%

	June 30, 2003	March 31, 2003	% Change	June 30, 2003	June 30, 2002	% Change
Balance Sheet Data:
Investment securities, at market	$129,194	$132,109	(2.21)%	$129,194	$71,464	80.78%
Loans, net of deferred loan costs	448,819	456,565	(1.70)%	448,819	468,615	(4.22)%
Assets	592,744	604,983	(2.02)%	592,744	556,180	6.57%
Deposits	351,883	361,035	(2.53)%	351,883	376,969	(6.65)%
Borrowings	189,330	190,580	(0.66)%	189,330	129,750	45.92%
Shareholders’ equity	44,084	46,082	(4.34)%	44,084	41,256	6.85%

(1)          Annualized calculation.

(2)          Calculation excludes average accumulated other comprehensive income (loss) from average shareholders’ equity.

(3)          Net interest rate spread is defined as the yield earned on average total interest-earning assets less the rate paid on average total interest-bearing liabilities.

(4)          Net interest margin is defined as annualized net interest income divided by average total interest-earning assets.

(5)          Operating expense is defined as total non-interest expense less other real estate owned and collection expenses as well as write-off of deferred issuance costs on trust preferred securities.

(6)          Efficiency ratio is defined as operating expense divided by the sum of net interest income, loan prepayment and late fee income, gain on sale of SBA 7(a) loans, gain on sale of SBA 504 loans and broker fee income, and other income.

PACIFIC CREST CAPITAL, INC.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars and shares in thousands, except per share data)	2003	2002	2003	2002
Interest income:
Loans	$8,271	$9,380	$16,834	$18,883
Securities purchased under resale agreements	5	18	14	121
Investment securities available for sale:
U.S. agency mortgage-backed securities	1,668	993	2,928	1,712
Corporate debt securities	16	39	35	78
Total interest on investment securities	1,684	1,032	2,963	1,790
Total interest income	9,960	10,430	19,811	20,794

Interest expense:
Checking accounts	43	61	91	124
Savings accounts	463	669	969	1,370
Certificates of deposit	1,569	2,681	3,195	5,671
Total interest on deposits	2,075	3,411	4,255	7,165

FHLB advances	1,135	401	2,190	712
Term borrowings	—	521	—	1,184
Trust preferred securities	690	405	1,123	809
Total interest on borrowings	1,825	1,327	3,313	2,705
Total interest expense	3,900	4,738	7,568	9,870

Net interest income	6,060	5,692	12,243	10,924
Provision for loan losses	50	150	100	250
Net interest income after provision for loan losses	6,010	5,542	12,143	10,674

Non-interest income:
Loan prepayment and late fee income	181	151	338	357
Gain on sale of SBA 7(a) loans	476	196	857	196
Gain on sale of SBA 504 loans and broker fee income	159	300	232	432
Gain (loss) on sale of investment securities	496	—	516	—
Other income	267	220	548	506
Total non-interest income	1,579	867	2,491	1,491

Non-interest expense:
Salaries and employee benefits	2,115	2,089	4,365	4,270
Net occupancy expenses	457	516	888	921
Communication and data processing	302	268	509	514
Legal, audit, and other professional fees	262	180	446	179
Other expenses	285	272	579	517
Total operating expense	3,421	3,325	6,787	6,401
Write-off of deferred issuance costs on trust preferred securities	359	—	359	—
Other real estate owned and collection expenses	—	22	—	22
Total non-interest expense	3,780	3,347	7,146	6,423

Income before income taxes	3,809	3,062	7,488	5,742
Income tax provision	1,611	1,319	3,161	2,476
Net income	$2,198	$1,743	$4,327	$3,266

Earnings per share:
Basic	$0.47	$0.36	$0.91	$0.67
Diluted	$0.42	$0.33	$0.81	$0.61

Weighted average shares:
Basic	4,697	4,867	4,776	4,858
Diluted	5,268	5,361	5,325	5,331

	Three Months Ended
(Dollars and shares in thousands, except per share data)	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
Interest income:
Loans	$8,271	$8,563	$9,084	$9,438	$9,380
Securities purchased under resale agreements	5	9	20	30	18
Investment securities available for sale:
U.S. agency mortgage-backed securities	1,668	1,260	924	977	993
Corporate debt securities	16	19	36	39	39
Total interest on investment securities	1,684	1,279	960	1,016	1,032
Total interest income	9,960	9,851	10,064	10,484	10,430

Interest expense:
Checking accounts	43	48	52	58	61
Savings accounts	463	506	563	644	669
Certificates of deposit	1,569	1,626	1,847	2,085	2,681
Total interest on deposits	2,075	2,180	2,462	2,787	3,411

FHLB advances	1,135	1,055	869	611	401
Term borrowings	—	—	10	478	521
Trust preferred securities	690	433	404	404	405
Total interest on borrowings	1,825	1,488	1,283	1,493	1,327
Total interest expense	3,900	3,668	3,745	4,280	4,738

Net interest income	6,060	6,183	6,319	6,204	5,692
Provision for loan losses	50	50	46	175	150
Net interest income after provision for loan losses	6,010	6,133	6,273	6,029	5,542

Non-interest income:
Loan prepayment and late fee income	181	157	238	227	151
Gain on sale of SBA 7(a) loans	476	381	—	25	196
Gain on sale of SBA 504 loans and broker fee income	159	73	65	704	300
Gain (loss) on sale of investment securities	496	20	(81)	(682)	—
Other income	267	281	231	270	220
Total non-interest income	1,579	912	453	544	867

Non-interest expense:
Salaries and employee benefits	2,115	2,250	2,065	2,452	2,089
Net occupancy expenses	457	431	409	466	516
Communication and data processing	302	207	245	261	268
Legal, audit, and other professional fees	262	184	188	158	180
Other expenses	285	294	287	281	272
Total operating expense	3,421	3,366	3,194	3,618	3,325
Write-off of deferred issuance costs on trust preferred securities	359	—	—	—	—
Other real estate owned and collection expenses	—	—	—	4	22
Total non-interest expense	3,780	3,366	3,194	3,622	3,347

Income before income taxes	3,809	3,679	3,532	2,951	3,062
Income tax provision	1,611	1,550	1,387	1,000	1,319
Net income	$2,198	$2,129	$2,145	$1,951	$1,743

Earnings per share:
Basic	$0.47	$0.44	$0.44	$0.40	$0.36
Diluted	$0.42	$0.40	$0.40	$0.36	$0.33

Weighted average shares:
Basic	4,697	4,856	4,840	4,863	4,867
Diluted	5,268	5,382	5,371	5,383	5,361

PACIFIC CREST CAPITAL, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
	(Unaudited)	(Unaudited)	(Audited)	(Unaudited)	(Unaudited)
Assets
Cash	$4,476	$4,038	$3,199	$3,170	$7,367
Securities purchased under resale agreements	1,196	2,734	7,802	3,220	3,456
Cash and cash equivalents	5,672	6,772	11,001	6,390	10,823

U.S. agency mortgage-backed securities	127,282	130,291	70,516	82,217	68,173
Corporate debt securities	1,912	1,818	2,902	3,008	3,291
Total investment securities available for sale	129,194	132,109	73,418	85,225	71,464

Unsettled mortgage-backed securities trades	—	—	56,672	—	—

Income property loans	408,924	414,316	411,226	418,829	435,932
SBA business loans held for investment	15,101	13,634	13,548	14,248	11,401
SBA business loans held for sale	17,220	21,316	23,734	21,955	14,286
Other loans	7,549	7,103	7,422	6,935	6,975
Deferred loan costs	25	196	197	228	21
Total loans, net of deferred loan costs	448,819	456,565	456,127	462,195	468,615
Allowance for loan losses	(8,685)	(8,635)	(8,585)	(8,583)	(8,529)
Total loans, net	440,134	447,930	447,542	453,612	460,086

Investment in FHLB stock	9,574	9,129	6,306	6,025	4,125
Deferred income taxes, net	2,925	3,449	3,596	4,091	4,045
Accrued interest receivable	2,525	2,507	2,353	2,421	2,632
Prepaid expenses and other assets	1,779	2,056	1,749	1,861	1,768
Premises and equipment	941	1,031	1,107	1,177	1,237
Total other assets	17,744	18,172	15,111	15,575	13,807
Total assets	$592,744	$604,983	$603,744	$560,802	$556,180

Liabilities
Checking accounts	$17,272	$17,001	$16,014	$16,063	$15,523
Savings accounts	134,458	135,287	128,420	132,589	133,407
Certificates of deposit	200,153	208,747	215,062	221,162	228,039
Total deposits	351,883	361,035	359,496	369,814	376,969

FHLB advances	160,000	160,000	120,000	111,000	82,500
Term borrowings	—	—	—	10,000	30,000
Trust preferred securities	29,330	30,580	17,250	17,250	17,250
Total borrowings	189,330	190,580	137,250	138,250	129,750

Accrued interest payable and other liabilities	7,447	7,286	5,807	9,845	8,205
Accounts payable for unsettled securities trades	—	—	56,012	—	—
Total liabilities	548,660	558,901	558,565	517,909	514,924

Shareholders’ Equity
Common stock, at par	60	60	60	60	60
Additional paid-in capital	27,355	27,402	27,471	27,584	27,592
Beginning retained earnings	25,628	25,628	19,140	19,140	19,140
Year-to-date earnings	4,327	2,129	7,362	5,217	3,266
Year-to-date dividends	(521)	(243)	(874)	(632)	(389)
Accumulated other comprehensive income	1,723	1,052	1,296	849	296
Common stock in treasury, at cost	(14,488)	(9,946)	(9,276)	(9,325)	(8,709)
Total shareholders’ equity	44,084	46,082	45,179	42,893	41,256
Total liabilities and shareholders’ equity	$592,744	$604,983	$603,744	$560,802	$556,180

PACIFIC CREST CAPITAL, INC.

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended
(Dollars in thousands)	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
Average Interest-Earning Assets:
Loans, net of deferred loan costs	$452,383	$458,169	$460,628	$466,822	$461,725
Securities purchased under resale agreements	1,650	3,453	6,164	7,324	3,897

Investment securities - at amortized cost:
U.S. agency mortgage-backed securities	142,043	107,832	75,048	73,450	70,687
Corporate debt securities	2,280	2,425	3,456	4,127	4,131
Total investment securities	144,323	110,257	78,504	77,577	74,818
Total interest-earning assets	$598,356	$571,879	$545,296	$551,723	$540,440

Average Interest-Bearing Liabilities:
Checking accounts	$16,889	$15,856	$16,293	$15,874	$15,861
Savings accounts	134,558	131,365	129,787	131,514	133,524
Certificates of deposit	202,469	206,301	219,014	228,005	243,979
Total deposits	353,916	353,522	365,094	375,393	393,364

FHLB advances	173,403	160,148	120,595	87,835	58,332
Term borrowings	—	—	652	28,261	31,099
Trust preferred securities	35,050	19,028	17,250	17,250	17,250
Total borrowings	208,453	179,176	138,497	133,346	106,681
Total interest-bearing liabilities	$562,369	$532,698	$503,591	$508,739	$500,045

Yields on Average Interest-Earning Assets:
Loans, net of deferred loan costs	7.33%	7.58%	7.82%	8.02%	8.15%
Securities purchased under resale agreements	1.22%	1.06%	1.29%	1.63%	1.85%

Investment securities - at amortized cost:
U.S. agency mortgage-backed securities	4.70%	4.67%	4.92%	5.32%	5.62%
Corporate debt securities	2.81%	3.13%	4.17%	3.78%	3.78%
Total investment securities	4.67%	4.64%	4.89%	5.24%	5.52%
Total interest-earning assets	6.68%	6.99%	7.32%	7.54%	7.74%

Rates on Average Interest-Bearing Liabilities:
Checking accounts	1.02%	1.23%	1.27%	1.45%	1.54%
Savings accounts	1.38%	1.56%	1.72%	1.94%	2.01%
Certificates of deposit	3.11%	3.20%	3.35%	3.63%	4.41%
Total deposits	2.35%	2.50%	2.68%	2.95%	3.48%

FHLB advances	2.63%	2.67%	2.86%	2.76%	2.76%
Term borrowings	—	—	6.00%	6.62%	6.63%
Trust preferred securities	7.87%	9.10%	9.37%	9.37%	9.39%
Total borrowings	3.51%	3.35%	3.69%	4.43%	4.96%
Total interest-bearing liabilities	2.78%	2.79%	2.95%	3.34%	3.80%

Net Interest Rate Spread	3.90%	4.20%	4.37%	4.20%	3.94%
Net Interest Margin	4.06%	4.38%	4.60%	4.46%	4.22%

PACIFIC CREST CAPITAL, INC.

SELECTED FINANCIAL DATA

(Unaudited)

	At or For the Three Months Ended
(Dollars and shares in thousands, except per share data)	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
Loan Originations:
Income property loans	$16,668	$24,965	$19,858	$7,744	$28,813
Commercial business loans	450	—	—	—	—
SBA business loans:
7(a) loans - guaranteed portion	3,615	2,161	1,550	8,080	3,028
7(a) loans - unguaranteed portion	1,481	683	476	2,642	965
Total 7(a) loans	5,096	2,844	2,026	10,722	3,993
504 first lien loans	—	205	1,366	1,642	902
504 second lien loans	1,583	158	1,092	1,275	689
Total 504 loans	1,583	363	2,458	2,917	1,591
Total SBA business loans	6,679	3,207	4,484	13,639	5,584
Total loan originations	$23,797	$28,172	$24,342	$21,383	$34,397

Loan Sales:
SBA 7(a) guaranteed loans	$5,745	$3,946	$—	$320	$2,609
SBA 504 first lien loans	685	697	—	2,645	782
Total SBA loan sales	$6,430	$4,643	$—	$2,965	$3,391

Performance Ratios:
Return on average equity (1)	20.64%	19.30%	20.24%	18.94%	17.48%
Return on average assets	1.43%	1.42%	1.51%	1.39%	1.27%
Net interest rate spread (2)	3.90%	4.20%	4.37%	4.20%	3.94%
Net interest margin (3)	4.06%	4.38%	4.60%	4.46%	4.22%
Operating expense to average assets (4)	2.23%	2.25%	2.25%	2.58%	2.43%
Efficiency ratio (5)	47.89%	47.58%	46.61%	48.69%	50.69%

Average Balances:
Average shareholders’ equity	$44,265	$45,411	$43,025	$41,579	$39,946
Average realized shareholders’ equity (1)	42,604	44,120	42,398	41,198	39,889
Average total assets	613,410	598,743	567,081	560,407	547,667

Per Common Share Data:
Cash dividends per share	$0.06	$0.05	$0.05	$0.05	$0.04
Tangible book value per share	9.57	9.54	9.31	8.87	8.47
Average cost per share of repurchases in quarter	19.31	16.82	15.63	14.89	13.96

Stock Outstanding (in thousands):
Common stock issued at beginning of quarter	5,973	5,973	5,973	5,973	5,973
Treasury stock held at beginning of quarter	(1,143)	(1,119)	(1,135)	(1,102)	(1,123)
Repurchases	(246)	(55)	(10)	(51)	(18)
Issuances (6)	21	31	26	18	39
Treasury stock held at end of quarter	(1,368)	(1,143)	(1,119)	(1,135)	(1,102)
Common stock outstanding at end of quarter	4,605	4,830	4,854	4,838	4,871

(1)          Calculation excludes average accumulated other comprehensive income (loss) from average shareholders’ equity.

(2)          Net interest rate spread is defined as the yield earned on average total interest-earning assets less the rate paid on average total interest-bearing liabilities.

(3)          Net interest margin is defined as annualized net interest income divided by average total interest-earning assets.

(4)          Operating expense is defined as total non-interest expense less other real estate owned and collection expenses as well as write-off of deferred issuance costs on trust preferred securities.

(5)          Efficiency ratio is defined as operating expense divided by the sum of net interest income, loan prepayment and late fee income, gain on sale of SBA 7(a) loans, gain on sale of SBA 504 loans and broker fee income, and other income.

(6)          Issuances of treasury stock primarily for exercises of employee stock options.

	At or For the Three Months Ended
(Dollars in thousands)	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
Loans Held for Sale:
SBA 7(a) guaranteed loans	$15,317	$18,713	$20,621	$20,172	$12,701
SBA 504 first lien loans	1,903	2,603	3,113	1,783	1,585
Total loans held for sale	$17,220	$21,316	$23,734	$21,955	$14,286

Non-Performing Assets:
Non-accrual loans	$1,280	$316	$—	$—	$—
Other real estate owned (OREO)	—	—	—	—	—
Total non-performing assets	$1,280	$316	$—	$—	$—

Non-accrual loans to total loans	0.29%	0.07%	0.00%	0.00%	0.00%
Total non-performing assets to total assets	0.22%	0.05%	0.00%	0.00%	0.00%

Allowance for Loan Losses Activity:
Allowance at beginning of quarter	$8,635	$8,585	$8,583	$8,529	$8,376
Provision for loan losses	50	50	46	175	150
Net (charge-offs) recoveries:
Charge-offs	—	—	(44)	(166)	—
Recoveries	—	—	—	45	3
Total net (charge-offs) recoveries	—	—	(44)	(121)	3
Allowance at end of quarter	$8,685	$8,635	$8,585	$8,583	$8,529

Asset Quality Ratios:
Allowance for loan losses to total loans	1.94%	1.89%	1.88%	1.86%	1.82%
Allowance for loan losses to non-accrual loans	678.52%	2732.59%	NM	NM	NM
Annualized net (charge-offs) recoveries to average loans	0.00%	0.00%	(0.04)%	(0.10)%	0.00%

Regulatory Capital Ratios (1):
Pacific Crest Capital, Inc.
Tier 1 leverage ratio	9.23%	10.04%	10.33%	10.01%	9.97%
Tier 1 risk-based capital ratio	12.96%	13.63%	13.31%	12.59%	11.90%
Total risk-based capital ratio	17.71%	18.42%	15.17%	14.57%	13.94%
Pacific Crest Bank
Tier 1 leverage ratio	9.87%	9.79%	10.05%	9.86%	9.82%
Tier 1 risk-based capital ratio	13.84%	13.25%	12.91%	12.37%	11.69%
Total risk-based capital ratio	15.10%	14.51%	14.17%	13.63%	12.94%

Regulatory Capital Data:
Pacific Crest Capital, Inc.
Tier 1 capital	$56,444	$60,011	$58,511	$56,030	$54,584
Total risk-based capital	77,140	81,125	66,666	64,866	63,950
Average total assets	611,712	597,423	566,454	559,997	547,581
Risk-weighted assets	435,658	440,411	439,570	445,096	458,786
Pacific Crest Bank
Tier 1 capital	$60,192	$58,126	$56,517	$54,826	$53,389
Total risk-based capital	65,668	63,650	62,028	60,405	59,135
Average total assets	609,986	593,460	562,627	556,005	543,465
Risk-weighted assets	434,888	438,755	437,787	443,254	456,889

(1)          The minimum federal regulatory capital adequacy requirements are 4.00% Tier 1 leverage, 4.00% Tier 1 risk-based capital, and 8.00% total risk-based capital.  The minimum federal regulatory requirements to be deemed “well capitalized” are 5.00% Tier 1 leverage, 6.00% Tier 1 risk-based capital, and 10.00% total risk-based capital.